SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of April 27, 2005, among AMERICAN PALLET LEASING, INC., a corporation organized under the laws of the State of Delaware ("APLS"), and BRITTANY CAPITAL MANAGEMENT LIMITED, a Bahamian corporation ("Purchaser").

      WHEREAS, Purchaser and APLS are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act");

      WHEREAS, Purchaser desires to purchase and APLS desires to issue, upon the terms and conditions set forth in this Agreement, a convertible promissory note and a stock warrant of APLS in consideration for the payment by Purchaser to APLS of $250,000.00 in cash; and

      NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. PURCHASE AND SALE OF CONVERTIBLE PROMISSORY NOTE.

            a. Purchase of Convertible Promissory Note. On the Closing Date (as defined below), APLS shall issue and deliver to Purchaser, and Purchaser agrees to purchase from APLS, (1) a duly executed 8% convertible promissory note in the principal amount of $250,000.00 (the "Note") and (2) a stock warrant for 115,385 shares of APLS common stock (the "Warrant") in consideration for $250,000.00 cash (the "Purchase Price").

            b. Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the sale of the Note pursuant to this Agreement (the "Closing Date") shall be 12:00 noon New York City Time on April 26, 2005 or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties.

            c. Form of Payment. On the Closing Date, (i) Purchaser shall pay the Purchase Price in United States dollars by wire transfer of immediately available funds to an account designated in writing by APLS for such purpose, against delivery of the Note and the Warrant, and (ii) APLS shall deliver to Purchaser the Note and Warrant duly executed on behalf of APLS, against delivery of the Purchase Price.

            d. Guarantee; Pledge. The Note is further guaranteed by the Guarantor pursuant to a Limited Recourse Guarantee, and secured pursuant to a Stock Pledge Agreement, each dated April 26, 2005 between the parties whereby the Guarantor has pledged certain Collateral in order to guarantee the Note and has granted to Purchaser a security interest in Collateral, as defined therein, to secure the payment of the Note. Such security interest may be perfected by the filing of the applicable UCC statements in the appropriate recording offices.

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      2. PURCHASER'S  REPRESENTATIONS AND WARRANTIES.  Purchaser  represents and warrants to APLS that:

            a. Accredited Purchaser; Investment Purpose. Purchaser represents that it is an "Accredited Investor" as defined in Regulation D under the Securities Act of 1933. Purchaser is purchasing the Note for its own account for investment purposes only and not with a view toward, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1993 Act and applicable state securities laws; provided, however, that by making the representations herein, Purchaser does not agree to hold the Note for any minimum or other specific term and reserves the right to dispose of the Note at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act and applicable state securities laws.

            b. Reliance on Exemptions. Purchaser understands that the Note is being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that APLS is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Note.

            c. Information. Purchaser and its advisors, if any, have been furnished with materials relating to the business, finances and operations of APLS and materials relating to the offer and sale of the Note which have been requested by Purchaser or its advisors. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser's right to rely on APLS's representations and warranties contained in Section 3 below. Purchaser understands that its investment in the Note involves a significant degree of risk.

            d. Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Note.

            e. Transfer or Resale. Purchaser understands that (i) the sale or resale of the Note and the Warrant and any underlying conversion shares of common stock has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Note and the Warrant may not be transferred unless (a) the Note, the Warrant and Common Stock issuable upon conversion of the Note ("Conversion Shares") are sold pursuant to an effective registration statement under the 1933 Act, (b) the Note, the Warrant and the Conversion Shares are sold or transferred pursuant to an exemption from such registration, (c) the Note, the Warrant and the Conversion Shares are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of Purchaser who agrees to sell or otherwise transfer the Note or the Warrant only in accordance with this Section 2(e) and who is an Accredited Investor, or (d) (i) the Note, the Warrant and the Conversion Shares are sold pursuant to Rule 144, if such Rule is available; (ii) any sale of such Note, the Warrant and the Conversion Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Note, the Warrant and the Conversion Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither APLS nor any other person is under any obligation to comply with the terms and conditions of any exemption under the 1933 Act.

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            f. Legends.  Purchaser  understands that the Note, the Warrant,  and the Conversion shares shall bear a restrictive legend in the following form:

                  "NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM."

            g. Authorization; Enforcement. This Agreement has been duly and validly authorized by Purchaser. This Agreement has been duly executed and delivered on behalf of Purchaser, and this Agreement constitutes a valid and binding agreement of Purchaser enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

            i. No Brokers. Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

      3. REPRESENTATIONS AND WARRANTIES OF APLS. APLS represents and warrants to Purchaser that:

            a. Authorization; Enforcement. (i) APLS has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to sell the Note and the Warrant, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by APLS and the consummation by it of the transactions contemplated hereby (including without limitation, the sale of the Note to Purchaser) have been duly authorized by APLS and no further consent or authorization of APLS or its shareholders is required, (iii) this Agreement has been duly executed and delivered by APLS, and (iv) this Agreement constitutes a legal, valid and binding obligation of APLS enforceable against APLS in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application

            b. Title; Rule 144 Matters. APLS acknowledges that Pledgor, as defined in the Stock Pledge Agreement of even date, has good and marketable title to the Pledge Shares, free and clear of all liens, pledges and encumbrances of any kind, and that Pledgor has owned the Shares since September 20, 2004.

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            c. No Conflicts.  The  execution,  delivery and  performance of this
Agreement by APLS and the consummation by APLS of the transactions contemplated hereby (including, without limitation, the sale of the Note and Warrant to Purchaser) will not (i) conflict with or result in a violation of any provision of its certificate of formation or other organizational documents, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which APLS is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which APLS is subject) applicable to APLS or by which any property of APLS are bound or affected. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable federal and state securities laws, APLS is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof. Except for filings that may be required under applicable federal and state securities laws in connection with the issuance and sale of the Note and the Warrant, all consents, authorizations, orders, filings and registrations which APLS is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

            d. No Brokers. APLS has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

            e. No Other Representations. Except as specifically set forth herein, APLS makes no representations or warranties with respect its financial status, earnings, assets, liabilities, corporate status or any other matter.

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      4.    COVENANTS.

            a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 5 and Section 6 of this Agreement.

            b. Financial Reporting. Subsequent to Closing Date, APLS will take no action which would adversely affect the tacking for the benefit of the Purchaser of Pledgor's holding period under Rule 144. APLS shall make and keep public information available, as those terms are understood and defined in Rule 144 and shall file with the SEC in a timely manner all reports and other documents required of APLS under the Securities Act and the Exchange Act.

      5. CONDITIONS TO SELLER'S OBLIGATION TO SELL. The obligation of APLS hereunder to sell and deliver the Note and the Warrant to Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for APLS's sole benefit and may be waived by APLS at any time in its sole discretion:

            a. Purchaser shall have executed this Agreement and delivered the same to APLS.

            b. Purchaser shall have delivered the Purchase Price in accordance with Section 1(b) above.

            c. The representations and warranties of Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Closing Date.

            d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

      6. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. The obligation of Purchaser hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Purchaser's sole benefit and may be waived by Purchaser at any time in its sole discretion.

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            a. APLS shall have executed this Agreement and delivered the same to
Purchaser.

            b. APLS shall have delivered to Purchaser duly executed Note and Warrant (in such denominations as Purchaser shall reasonably request) in accordance with Section 1(b) above.

            c. The representations and warranties of APLS shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and APLS shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by APLS at or prior to the Closing Date.

            d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

      7.    GOVERNING LAW; MISCELLANEOUS.

            a. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITH SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT ANY PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTIES HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES
HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

            b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

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            c. Headings.  The headings of this Agreement are for  convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

            d. Severability. In the event that any provision of this Agreement is invalid or enforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

            e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither APLS nor Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

            f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                        If to APLS:

                              425 Second Street, S.E., Suite 600
                             Cedar Rapids, IA 52401
                              Attention: President
                              Facsimile:  (319) 247-2757

                        If to Purchaser:

                              Brittany Capital Management Limited
                              c/o Lion Corporate Services
                              Cumberland House
                              27 Cumberland Street
                              PO Box N-10818
                              Nassau, New Providence
                              Bahamas
                              Facsimile:  (242) 356-0037

      Each party shall provide notice to the other party of any change in address.

            g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither APLS nor Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(e), Purchaser may assign its rights hereunder to any person that purchases the Note, the Warrant or any Conversion Shares in a private transaction from Purchaser or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of APLS.

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            h. Third Party  Beneficiaries.  This  Agreement  is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            i. Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            IN WITNESS WHEREOF, Purchaser and APLS have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

AMERICAN PALLET LEASING, INC.

Name: /s/ Timothy Bumgarner
      ------------------------------------
Title:President

BRITTANY CAPITAL MANAGEMENT LIMITED

By: /s/ Barry W. Horman
    --------------------------------------


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